ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated March 17, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust, on behalf of the Portfolio, recently approved: (i) adding T. Rowe Price Singapore Private Ltd. (TRP Singapore) as a subadviser to the Portfolio; and (ii) a new subadvisory agreement for the Portfolio among PGIM Investments LLC, T. Rowe Price Associates, Inc., T. Rowe Price International Ltd., T. Rowe Price Hong Kong Limited, T. Rowe Price Japan, Inc. and TRP Singapore to the reflect the Portfolio's new subadvisory arrangement with TRP Singapore. This change is expected to become effective April 1, 2021.

To reflect this change, the SAI relating to the Portfolio is hereby revised as follows, effective April 1, 2021:

I.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST T. Rowe Price	T. Rowe Price Associates,	0.40% of average daily net assets to $500 million;
Diversified Real Growth	Inc.; T. Rowe Price	0.375% on next $500 million of average daily net assets;
Portfolio	International Ltd; T.	0.35% on next $2 billion of average daily net assets; and
	Rowe Price Japan, Inc.; T.	0.30% over $3 billion of average daily net assets
Rowe Price Hong Kong
Limited; T. Rowe Price
Singapore Private Ltd.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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